T. ROWE PRICE BALANCED FUND, INC.
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. ROWE PRICE CAPITAL APPRECIATION FUND
T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. ROWE PRICE EQUITY INCOME FUND
T. ROWE PRICE EQUITY SERIES, INC.
(on behalf of T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio)
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
T. ROWE PRICE GROWTH & INCOME FUND, INC.
T. ROWE PRICE GROWTH STOCK FUND, INC.
T. ROWE PRICE HEALTH SCIENCES FUND, INC.
T. ROWE PRICE INDEX TRUST, INC.
(on behalf of T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund)
T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. ROWE PRICE NEW AMERICA GROWTH FUND
T. ROWE PRICE NEW ERA FUND, INC.
T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
(on behalf of T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund)
T. ROWE PRICE REAL ESTATE FUND, INC.
T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.
T. ROWE PRICE VALUE FUND, INC.
and
INSTITUTIONAL EQUITY FUNDS, INC.
(on behalf of Mid-Cap Equity Growth Fund)

POWER OF ATTORNEY

     RESOLVED, that the Corporations/Trusts (collectively the "Corporations/Trusts" and individually the "Corporation/Trust") and each of its directors/trustees do hereby constitute and authorize, James S. Riepe, Joel H. Goldberg, and Henry H. Hopkins, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation/Trust to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange
Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation/Trust, to be offered by the Corporation/Trust, and the registration of the Corporation/Trust under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation/Trust on its behalf, and to sign the names of each of such directors/trustees and officers on his behalf as such director/trustee or officer to any amendment or supplement (including Post-Effective Amendments) to the Registration Statement on Form N-1A of the Corporation/Trust filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Registration Statement on Form N-1A of the Corporation/Trust under the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

     IN WITNESS WHEREOF, the above named Corporations/Trusts have caused these presents to be signed and the same attested by its Secretary, each thereunto duly authorized by its Board of Directors/Trustees, and each of the undersigned has hereunto set his hand and seal as of the day set opposite his name.

ALL CORPORATIONS/TRUSTS

/s/Carmen F. Deyesu       Treasurer              April 22, 1998
Carmen F. Deyesu          (Principal Financial Officer)

/s/Donald w. Dick, Jr.    Director/Trustee        April 22, 1998
Donald W. Dick, Jr.

/s/David K. Fagin         Director/Trustee        April 22, 1998
David K. Fagin

/s/Hanne M. Merriman      Director/Trustee        April 22, 1998
Hanne M. Merriman

/s/Hubert D. Vos          Director/Trustee        April 22, 1998
Hubert D. Vos

/s/Paul M. Wythes         Director/Trustee        April 22, 1998
Paul M. Wythes

JAMES S. RIEPE, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE BALANCED FUND, INC.
T. ROWE PRICE GROWTH & INCOME FUND, INC.
T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
T. ROWE PRICE MID-CAP GROWTH FUND, INC.
INSTITUTIONAL EQUITY FUNDS, INC.

JAMES S. RIEPE, President and Director

T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.

JAMES S. RIEPE, Vice President and Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. ROWE PRICE CAPITAL APPRECIATION FUND
T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. ROWE PRICE EQUITY INCOME FUND
T. ROWE PRICE EQUITY SERIES, INC.
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
T. ROWE PRICE GROWTH STOCK FUND, INC.
T. ROWE PRICE HEALTH SCIENCES FUND, INC.
T. ROWE PRICE INDEX TRUST, INC.
T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. ROWE PRICE NEW AMERICA GROWTH FUND
T. ROWE PRICE NEW ERA FUND, INC.
T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. ROWE PRICE REAL ESTATE FUND
T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. ROWE PRICE VALUE FUND, INC.

/s/James S. Riepe                                 April 22, 1998
James S. Riepe

M. DAVID TESTA, Chairman of the Board

T. ROWE PRICE CAPITAL APPRECIATION FUND
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
T. ROWE PRICE GROWTH STOCK FUND, INC.
T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

M. DAVID TESTA, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. ROWE PRICE EQUITY INCOME FUND
T. ROWE PRICE GROWTH & INCOME FUND, INC.
T. ROWE PRICE HEALTH SCIENCES FUND, INC.
T. ROWE PRICE INDEX TRUST, INC.
T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. ROWE PRICE NEW AMERICA GROWTH FUND
T. ROWE PRICE NEW ERA FUND, INC.
T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE REAL ESTATE FUND, INC.
T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.
T. ROWE PRICE VALUE FUND, INC.

M. DAVID TESTA, President and Director

T. ROWE PRICE EQUITY SERIES, INC.
INSTITUTIONAL EQUITY FUNDS, INC.

M. DAVID TESTA, Vice President and Director

T. ROWE PRICE BALANCED FUND, INC.

/s/M. David Testa                                 April 22, 1998
M. David Testa

JAMES A.C. KENNEDY, III, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. ROWE PRICE CAPITAL APPRECIATION FUND
T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. ROWE PRICE EQUITY INCOME FUND
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
T. ROWE PRICE GROWTH & INCOME FUND, INC.
T. ROWE PRICE INDEX TRUST, INC.
T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. ROWE PRICE VALUE FUND, INC.
INSTITUTIONAL EQUITY FUNDS, INC.

JAMES A.C. KENNEDY, III, Vice President and Director

T. ROWE PRICE BALANCED FUND, INC.
T. ROWE PRICE GROWTH STOCK FUND, INC.
T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. ROWE PRICE NEW ERA FUND, INC.
T. ROWE PRICE REAL ESTATE FUND, INC.
T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.

/s/James A. C. Kennedy III                        April 22, 1998
James A.C. Kennedy, III

JOHN H. LAPORTE, JR., Chairman of the Board

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

JOHN H. LAPORTE, JR., Director

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

JOHN H. LAPORTE, JR., Executive Vice President and Director

T. ROWE PRICE EQUITY SERIES, INC.

JOHN H. LAPORTE, JR., President and Director/Trustee

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
T. ROWE PRICE HEALTH SCIENCES FUND, INC.
T. ROWE PRICE NEW AMERICA GROWTH FUND
T. ROWE PRICE NEW HORIZONS FUND, INC.

JOHN H. LAPORTE, JR., Vice President and Director

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

/s/John H. Laporte, Jr.                           April 22, 1998
John H. LaPorte, Jr.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

/s/Larry J. Puglia        President               April 22, 1998
Larry J. Puglia

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
T. ROWE PRICE INDEX TRUST, INC.

/s/Richard T. Whitney     President               April 22, 1998
Richard T. Whitney

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. ROWE PRICE REAL ESTATE FUND, INC.

/s/William J. Stromberg   President               April 22, 1998
William J. Stromberg

T. ROWE PRICE EQUITY INCOME FUND
T. ROWE PRICE VALUE FUND, INC.

/s/Brian C. Rogers        President               April 22, 1998
Brian C. Rogers

T. ROWE PRICE MID-CAP VALUE FUND, INC.

/s/Gregory A. McCrickard  President               April 22, 1998
Gregory A. McCrickard

T. ROWE PRICE NEW ERA FUND, INC.

/s/Charles M. Ober        President               April 22, 1998
Charles M. Ober

ATTEST:

/s/Patricia S. Butcher
Patricia S. Butcher, Secretary